STONE HARBOR INVESTMENT FUNDS

Supplement dated July 24, 2020 to the Statement of Additional Information dated September 30, 2019

Effective July 20, 2020 Mr. Thomas Flanagan retired from the Board of Trustees and Mr. Peter Wilby was appointed as a Trustee. Accordingly, all references to Mr. Flanagan in the Statement of Additional Information are hereby removed.

Additionally, the Statement of Additional Information is revised as follows:

The section titled “INTERESTED TRUSTEE” under the heading “TRUSTEES AND OFFICERS” of the Statement of Additional Information is replaced in entirety with the following:

INTERESTED TRUSTEE

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Peter J. Wilby* 1958	Chairman; Trustee	Since July 20, 2020	Co-Chief Investment Officer of Stone Harbor from December 2018 to present; Chief Investment Officer of Stone Harbor from April 2006 through December 2018; prior to April 2006, Chief Investment Officer of North American Fixed Income at Citigroup Asset Management, as well as a member of the Executive Committee; joined Salomon Brothers Asset Management Inc. (the predecessor firm to Citigroup Asset Management) in 1989.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund

Significant experience in the financial industry, including as Co-Chief Investment Officer and Managing Partner of Stone Harbor; Chief Investment Officer of North American Fixed Income at Citigroup Asset Management; and portfolio management and other financial experience.

* Mr. Wilby is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.

(1) Each Trustee serves until retirement, resignation or removal from the Board.

(2) For purposes of this table, the Stone Harbor Fund Complex includes the Trust, and the Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser.

The sub-section titled “Board Structure and Leadership” under the section “Role of the Board of Trustees, Leadership Structure and Risk Oversight —Board Structure and Leadership” under the heading “TRUSTEES AND OFFICERS” of the Statement of Additional Information is replaced in entirety with the following:

Board Structure and Leadership. The Board consists of six Trustees, five of whom are Independent Trustees. The Chairman of the Board, Peter Wilby, serves as a portfolio manager for various investment vehicles advised or sponsored by the Adviser. Mr. Wilby is an interested Trustee (“Interested Trustee”) because of his position with the Adviser. As noted above, the Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Board also has an Audit Committee and a Nominating Committee, each of which is comprised exclusively of all of the Independent Trustees.

The Trust does not have a lead Independent Trustee. However, because much of the Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Independent Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of Funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Adviser’s role in the operation of the Funds’ business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Wilby’s additional role with the Adviser, which enhances the Board’s understanding of the operations of the Adviser and of the Funds.

The section titled “Interested Trustee — Dollar Range of Equity Securities in the Funds” under the heading “TRUSTEES AND OFFICERS” of the Statement of Additional Information is replaced in entirety with the following:

Interested Trustee	Dollar Range of Equity Securities in the Funds								Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
	Emerging Markets Debt Fund	High Yield Bond Fund	Local Markets Fund	Emerging Markets Corporate Debt Fund	Investment Grade Fund	Strategic Income Fund	Emerging Markets Debt Allocation Fund	Emerging Markets Debt Blend Fund
Peter J. Wilby	None	None	None	None	None	Over $100,000	None	None	Over $100,000